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                                                                    Exhibit 99.1
                       CLARENT CORPORATION CONSENT FORM

Frost & Sullivan hereby consents to the use of information from its IP telephony report in Clarent Corporation's Registration Statement.

By:   /s/ Andrew Pierog

Print Name: Andrew Pierog

Title: Research Analyst

Date: 6-23-99

                                      1.